UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)          May 12, 2004

TULLY’S COFFEE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	0-26829	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3100 Airport Way South, Seattle, Washington 98134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:         (206) 233-2070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Press Release issued by Company on May 12, 2004.

Item 9. Regulation FD Disclosure

On May 12, 2004, we issued a press release, which is attached as Exhibit 99.1, about the cessation of discussions with FOODX Globe Co. Ltd. (“FOODX”), the parent of our licensee Tully’s Coffee Japan, about the possibility of integrating Tully’s Coffee Corporation and FOODX.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TULLY’S COFFEE CORPORATION

Date: May 13, 2004	By:	/s/ Kristopher S. Galvin

Kristopher S. Galvin Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued by Company on May 12, 2004.